Exhibit 10.2

BANK OF GANZHOU

Working Capital Loan Contract

Contract No.: 2885001601110051

Borrower (Party A): Ganzhou Highpower Technology Co. Ltd. (Seal)

Legal Representative: Qu Hancheng (Seal)

Domicile (Address):

Lender (Party B): Bank of Ganzhou Co., Ltd.
Bank of Ganzhou Co., Ltd. Development Zone Sub-branch (Seal)

Legal Representative / Person in Charge: Guo Yunqian (Seal)

Domicile (Address):

Printed in 2013

Explanation

The contents of this Contract are composed of such two parts as the particular terms and conditions agreed and the terms and conditions of standard format. The particular terms and conditions agreed shall be handwritten and the terms and conditions of standard format are printed herein. The undersigned of this Contract shall have complete and accurate understanding of the meanings of all terms and conditions, without any objection.

Contents

I. Particular terms and conditions agreed

II. Terms and conditions of standard format

In accordance with the Contract Law, Party A and Party B make and enter into this Contract to define both parties’ rights and obligations in the working capital loan relationship upon unanimity through consultation.

I. Particular terms and conditions agreed

Article 1 Currency: CNY.

Article 2 Loan purpose: turnover.

Article 3 Loan amount (in words): CNY Ten Million Only; (in figures): ￥10,000,000.00. (In case of difference between the amount in figures and that in words, that in words shall prevail).

Article 4 Loan term: totally 12 months, from August 3, 2016 to August 2, 2017. Loan payment method: entrusted payment. If the payment object is specific and the single payment amount is more than CNY (included), the loan capital shall be paid by means of entrusted payment.

Article 5 Loan interest rate: 5.655% (30% higher than the benchmark interest rate for loans of the same period). Interest shall be paid by quarter and the date of payment of interest shall be the 20th day of the last month of each quarter (the 20th day of each month/ 20th day of the last month of each quarter). 50% shall be surcharged in case of delay in payment and 100% shall be surcharged in case of appropriation.

Article 6 Method of repayment of principal: repayment in a lump sum (repayment in a lump sum/repayment in installments). Where repayment is made in installments, the loan shall be repaid according to the following repayment plan:

          Repay CNY                        on                    (MM)                 (DD),                 (YYYY);

          Repay CNY                        on                    (MM)                 (DD),                 (YYYY);

          Repay CNY                        on                    (MM)                 (DD),                 (YYYY);

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          Repay CNY                        on                    (MM)                 (DD),                 (YYYY);

          Repay CNY                        on                    (MM)                 (DD),                 (YYYY);

          Repay CNY                        on                    (MM)                 (DD),                 (YYYY);

          Repay CNY                        on                    (MM)                 (DD),                 (YYYY);

Article 7 Guarantee method: suretyship. The Guarantor and Party B shall make and enter into a guarantee contract separately. Contract No.: 288500160811000203, 288500160811000204, 288500160811000205, 288500160811000206, 288500160811000207.

Article 8 Number of originals of Contract: two.

Article 9 Other provisions                                                  .

Party A: Ganzhou Highpower Technology Co. Ltd. (Seal) Legal Representative / Person in Charge: Qu Hancheng (Seal)	Party B: Bank of Ganzhou Co., Ltd. Development Zone Sub-branch (Seal) Legal Representative / Person in Charge: Guo Yunqian (Seal)

II. Terms and conditions of standard format

Article 1 The Borrower means a legal person with the capacity for civil rights and the capacity for civil conducts, or other economic organization, individual businessman, leaseholding rural household and natural person. The Borrower is in good credit standing and has no significant bad record.

Article 2 The Borrower shall use the loan according to the loan purpose specified in the particular terms and conditions agreed. Without Party B’s written consent, the Borrower shall not change the loan purpose.

Party B shall manage and control payment of the loan capital through entrusted payment by Party B or independent payment by Party A. In the event that independent payment is adopted, Party A shall report to Party B the use of the loan capital each month. Party B has the right to determine the payment method according to the supervision needs.

Article 3 In the event that the actual date of issue and the date of repayment are different from the starting date of the loan term recorded in IOU due to causes of loan approval and guarantee registration, that recorded in IOU shall prevail, without affecting the determination of claims and debts.

Article 4 If the People’s Bank of China adjusts interest rates for loans during the execution of this Contract and such adjustment applies to the loan under this Contract, Party B shall have the right to increase or decrease interest on the basis of the interest rate agreed herein, without notifying Party A.

Article 5 Interest of the loan hereunder shall be calculated from the actual date of issue (daily interest rate = annual interest rate /360). When the loan is due, the Borrower shall repay the principal with interest. In the event that Party A makes prepayment upon Party B’s written consent, interest may be calculated according to the actual number of days.

Article 6 Party A makes a commitment to Party B that the loan materials and information provided are genuine and legitimate.

Article 7 The date of repayment under this Contract shall be the date of maturity of loan. Where repayment in installments is adopted, the term agreed shall be implemented. Party A shall, prior to the date of payment of interest or the date of repayment of principal specified herein, prepare and deposit sufficient accounts payable to the account opened by Party B and authorize Party B to transfer unconditionally.

Article 8 Rights and obligations of Party A

8.1 To use the loan according to the term and purpose specified herein.

8.2 To make up guarantee timely according to Party B’s requirements.

8.3 To accept consciously Party B’s investigation, understanding and supervision on the use of the loan under this Contract.

8.4 To coordinate Party B actively to investigate, understand and supervise the production, operation and financial conditions of Party A, and to provide Party B with relevant reports and materials, including profit and loss statement, and balance sheet.

8.5 To repay the loan principal and interest hereunder according to the stipulations of this Contract.

8.6 To bear relevant expenses hereunder, including but not limited to the costs of notarization, appraisal, evaluation, registration, legal investigation and review, and so on.

8.7 To send out the receipt within three days after receiving a letter of collection or a document of collection sent or delivered by other means by Party B.

8.8 In case of implementation of contracting lease, shareholding reform, joint operation, business combination, merger, joint investment, division, reduce of registered capital, equity change, transfer of material assets, foreign investment, substantial increase of debts, and other acts enough to affect the realization of the creditor’s right of Party B, to notify Party B at least 30 days in advance and obtain Party B’s written consent, or the foregoing acts may not be conducted prior to full repayment of all debts.

8.9 In case of change of domicile, mailing address, business scope, legal representative and other items of industrial and commercial registration, to notify Party B in written form within seven days after change of the relevant item.

8.10 To notify Party B in written form immediately when there is any other event threatening its normal business operation or causing major adverse impact on the performance of its obligation of repayment under this Contract, including but not limited to major economic dispute, bankruptcy and worsening of financial conditions.

8.11 To notify Party B in written form immediately when it goes out of business, is dissolved, suspends operation for rectification, is revoked with its business license or is cancelled, and to ensure immediate repayment of the loan principal and interest.

Article 9 Rights and obligations of Party B

9.1 For the needs of loan investigation, review and supervision, Party B may request Party A to provide the loan-related credit materials and has the right to review Party A’s relevant operation and financial vouchers.

9.2 Party B has the right to deduct all accounts receivable from Party A’s account according to the stipulations of this Contract or the provisions of laws.

9.3 As promised by Party A, if Party A escapes from Party B’s supervision, owes the loan principal and interest or has other serious breach behavior, Party B shall have the right to implement credit sanction, make announcement to the society and urge collection through public announcement in media.

9.4 Party B shall provide Party A with the loan on time (except as otherwise delayed due to causes attributable to Party A) according to the stipulations of this Contract.

9.5 Party B shall keep confidential Party A’s credit materials mastered by Party B during handling of the loan.

Article 10 Liability for breach of contract

10.1 When this Contract becomes effective, Party A and Party B shall actively perform their obligations specified herein. Either party which does not perform all or part of its obligations shall assume liability for breach of contract by law.

10.2 In the event that Party A does not use the loan according to relevant stipulations of this Contract, Party B shall have the right to charge interest from the date of issue of the loan.

10.3 In the event that Party B does not issue the loan according to relevant stipulations of this Contract, Party B shall pay Party A penalty for delay by day according to the interest rate specified herein.

10.4 If Party A makes prepayment without Party B’s written consent, Party B shall have the right to charge interest according to the loan term and interest rate specified herein.

10.5 In the event that Party A fails to repay the loan principal and interest when the loan is due, Party B shall have the right to request Party A to make repayment within a time limit or deduct capital from Party A’s all accounts opened with Party B for repayment. Meanwhile, Party B shall have the right to surcharge interest for the delayed loan on the basis of the interest rate specified herein and charge compound interest for the interest unpaid.

10.6 In the event that Party A does not use the loan for the purpose specified herein, Party B shall have the right to stop issue of the loan, take back all or part of the loan in advance or cancel this Contract, and surcharge interest for the default loan on the basis of the interest rate specified herein and charge compound interest for the interest unpaid.

10.7 If Party A has the breaches of sub-clause 10.5 and sub-clause 10.6 simultaneously, Party B shall investigate Party A’s liability for breach according to the one which is more serious.

10.8 If Party A has any conduct which is enough to affect the realization of the creditor’s right of Party B, Party B shall have the right to notify Party A in written form, and Party A shall, within seven days, make correction and take remedial measures satisfying Party B, or Party B shall have the right to cancel this Contract or stop issue of the remaining loan and take back all or part of the loan issued in advance. Where it is unable to take back the loan, Party B may charge penalty by day according to the interest rate for delayed loan. Party A’s conducts which may affect the realization of the creditor’s right of Party B shall include but not be limited to:

10.8.1 Party A does not make repayment on time or delays in payment of interest:

10.8.2 Party A provides Party B with false or important facts concealed balance sheet, profit and loss statement, and other financial materials;

10.8.3 Party A does not coordinate or refuses to accept Party B’s supervision on Party A’s use of the loan and on Party A’s production, operation and financial activities;

10.8.4 Party A transfers or disposes its material assets without Party B’s consent;

10.8.5 An important part or all of Party A’s properties are possessed by any other creditor, or are taken over by the designated trustee, receiver or similar personnel, or are detained or frozen, which may cause serious losses to Party B;

10.8.6 Without Party B’s consent, Party A implements contracting, lease, shareholding reform, joint operation, business combination, merger, joint investment, division, reduce of registered capital, equity change, transfer of material assets, foreign investment, substantial increase of debts, and other acts enough to affect the realization of the creditor’s right of Party B;

10.8.7 Party A has any change of domicile, mailing address, business scope, legal representative, or has major foreign investment, which is enough to affect the safety of the creditor’s right of Party B;

10.8.8 There is any major economic dispute or worsening of financing conditions, and financing overdue in other financial institutions, which affects the realization of the creditor’s right of Party B.

10.9 If Party A has any breach of contract, Party A shall, unconditionally, repay and pay Party B the loan principal, interest, compound interest, default interest, penalty and compensation, and bear Party B’s arbitration cost, legal cost, attorney fee and all other expenses payable for realization of the creditor’s right of Party B. The attorney fee shall be determined according to the upper limit of the charging standard of Jiangxi lawyers.

Chapter 11 Effectiveness, change, cancellation and termination of contract

11.1 This Contract shall come into force upon signature and seal of both parties. Where there is guarantee, it shall come into force upon effectiveness of the guarantee contract and establishment of the real rights for security. It shall be terminated on the date of full repayment and payment of the loan principal, interest, compound interest, default interest, penalty and all other expenses payable under this Contract.

11.2 Under any one of the following circumstances, Party B shall have the right to cancel this Contract and request Party A to repay the loan principal and interest in advance and make compensation for losses:

11.2.1 Party A goes out of business, is dissolved, suspends operation for rectification, is revoked with its business license or is cancelled;

11.2.2 The guarantee hereunder affects the realization of the creditor’s right of Party B and Party A is unable to provide other security according to Party B’s requirements;

11.2.3 Party A has other serious breach of contract.

11.3 If Party A requires extension of the loan term, Party A shall present a written application to Party B 30 days prior to the date of expiration of this Contract. If it is agreed by Party B through review, an extension agreement shall be concluded before the loan term under this Contract is extended. This Loan Contract shall be continuously executed prior to conclusion of an extension agreement.

11.4 When this Contract becomes effective, Party A or Party B shall not change or cancel in advance this Contract without authorization, unless as otherwise provided herein. If it is necessary to change or cancel this Contract, both parties shall reach consensus through consultation and reach a written agreement. This Contract shall be continuously executed prior to conclusion of a written agreement.

Article 12 Dispute settlement

Any and all disputes between Party A and Party B during the execution of this Contract shall be settled by both parties firstly through consultation. Where consultation fails, the dispute may be settled through litigation in the court at the location where Party B is located.

Party A: Ganzhou Highpower Technology Co. Ltd. (Seal) Legal Representative / Person in Charge: /s/ Qu Hancheng (Seal)	Party B: Bank of Ganzhou Co., Ltd. Development Zone Sub-branch (Seal) Legal Representative / Person in Charge: /s/ Guo Yunqian (Seal)

Date of Signature: Aug. 3, 2016	Place of Signature: Ganzhou City